UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1>Report to Stockholders

Lazard Global Total Return and Income Fund, Inc.

Semi-Annual Report

June 30, 2020

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly with the Fund may elect to receive shareholder reports and other communications from the Fund electronically by signing up for paperless delivery at www.icsdelivery.com/lazardassetmanagement. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge.You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure and visiting www.fundreports.com. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports.Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LGI, MSCI ACWI and MSCI World/ACWI Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2020

	One	Five	Ten
	Year	Years	Years
Market Price	-5.83%	7.84%	9.48%
Net Asset Value	-2.31%	6.96%	8.87%
MSCI ACWI	2.11%	6.46%	9.16%
MSCI World/ACWI Linked Index	2.11%	6.59%	9.80%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of Lazard Global Total Return and Income Fund, Inc. (the “Fund” or “LGI”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.
Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles, if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 4 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

The performance data of the indices have been prepared from sources and data that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 49 country indices comprising 23 developed and 26 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed the investment strategy in its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The indices are unmanaged, have no fees or costs and are not available for investment.

Ten Largest Equity Holdings

June 30, 2020 (unaudited)

	Fair	Percentage of
Security	Value	Net Assets
Thermo Fisher Scientific, Inc.	$7,951,551	3.8%
Microsoft Corp.	7,633,457	3.6
Zoetis, Inc.	6,412,102	3.0
Wolters Kluwer NV	6,221,948	2.9
Alphabet, Inc., Class A	6,179,862	2.9
Aon PLC, Class A	5,648,958	2.7
Unilever PLC	5,489,885	2.6
Tencent Holdings, Ltd.	5,350,676	2.5
Visa, Inc., Class A	5,342,116	2.5
IQVIA Holdings, Inc.	5,257,364	2.5

Portfolio Holdings Presented by Sector

June 30, 2020 (unaudited)

Percentage of
Sector	Total Investments
Communication Services	6.5%
Consumer Discretionary	9.3
Consumer Staples	12.3
Financials	12.5
Health Care	14.1
Industrials	12.2
Information Technology	17.3
Materials	2.0
Utilities	1.1
Sovereign Debt	8.0
Short-Term Investments	4.7
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

June 30, 2020 (unaudited)

Description	Shares	Fair Value
Common Stocks—99.9%
Canada—4.3%
CAE, Inc.	94,635	$1,534,961
Canadian National Railway Co.	25,668	2,270,907
Dollarama, Inc.	73,315	2,438,793
National Bank of Canada	60,995	2,764,004
		9,008,665
China—3.5%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	9,945	2,145,137
Tencent Holdings, Ltd.	83,300	5,350,676
		7,495,813
Denmark—1.0%
Vestas Wind Systems A/S	20,691	2,105,415
Germany—3.5%
Merck KGaA	14,564	1,688,397
Symrise AG	26,276	3,048,532
Teamviewer AG (*)	49,800	2,717,006
		7,453,935
Hong Kong—5.0%
AIA Group, Ltd.	389,400	3,624,172
China Gas Holdings, Ltd.	898,000	2,765,377
Hang Seng Bank, Ltd.	121,000	2,042,998
Sands China, Ltd.	518,000	2,027,050
		10,459,597
Israel—0.9%
Bank Leumi Le-Israel BM	376,393	1,896,560
Japan—4.4%
Kansai Paint Co., Ltd.	83,500	1,759,947
Nintendo Co., Ltd.	6,400	2,847,776
Shimano, Inc.	11,600	2,231,041
Yamaha Corp.	51,600	2,427,648
		9,266,412
Netherlands—4.0%
NXP Semiconductors NV	20,430	2,329,837
Wolters Kluwer NV	79,758	6,221,948
		8,551,785
South Africa—0.4%
Sanlam, Ltd.	257,081	872,847

The accompanying notes are an integral part of these financial statements.
4

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2020 (unaudited)

Description	Shares	Fair Value
South Korea—1.3%
LG Household & Health Care, Ltd.	2,429	$2,717,502
Sweden—3.4%
Assa Abloy AB, Class B	74,347	1,509,556
Epiroc AB, Class A	250,555	3,117,516
Hexagon AB, B Shares (*)	45,178	2,633,268
		7,260,340
Switzerland—3.2%
ABB, Ltd.	120,543	2,709,512
Alcon, Inc. (*)	23,319	1,336,091
Partners Group Holding AG	2,955	2,675,902
		6,721,505
Taiwan—1.4%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	52,695	2,991,495
United Kingdom—12.0%
Bunzl PLC	54,967	1,473,709
Coca-Cola European Partners PLC	58,255	2,199,709
Compass Group PLC	121,952	1,677,709
Diageo PLC	120,513	4,000,303
Prudential PLC	155,584	2,343,043
RELX PLC	177,307	4,098,118
Tesco PLC	1,444,355	4,078,208
Unilever PLC	101,820	5,489,885
		25,360,684
United States—51.6%
Accenture PLC, Class A	23,134	4,967,333
Alphabet, Inc., Class A (*)	4,358	6,179,862
AmerisourceBergen Corp.	35,082	3,535,213
Aon PLC, Class A	29,330	5,648,958
Boston Scientific Corp. (*)	80,365	2,821,615
Dollar General Corp.	18,365	3,498,716
Honeywell International, Inc.	11,675	1,688,088
Intercontinental Exchange, Inc.	46,950	4,300,620
IQVIA Holdings, Inc. (*)	37,055	5,257,364
Johnson & Johnson	35,516	4,994,615
Kimberly-Clark Corp.	21,579	3,050,192
Lowe’s Cos., Inc.	18,666	2,522,150
McDonald’s Corp.	18,675	3,444,977
Microsoft Corp.	37,509	7,633,457

The accompanying notes are an integral part of these financial statements.
5

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2020 (unaudited)

Description	Shares	Fair Value
Motorola Solutions, Inc.	25,510	$3,574,716
Palo Alto Networks, Inc. (*)	9,630	2,211,722
PTC, Inc. (*)	52,160	4,057,526
Rockwell Automation, Inc.	12,490	2,660,370
S&P Global, Inc.	12,400	4,085,552
Texas Instruments, Inc.	26,423	3,354,928
The Coca-Cola Co.	104,025	4,647,837
The Procter & Gamble Co.	30,580	3,656,451
Thermo Fisher Scientific, Inc.	21,945	7,951,551
Visa, Inc., Class A	27,655	5,342,116
Warner Music Group Corp., Class A (*)	48,455	1,429,423
Zoetis, Inc.	46,790	6,412,102
		108,927,454

Total Common Stocks (Cost $171,539,605)		211,090,009

Description	Principal Amount (000) («)	Fair Value
Foreign Government Obligations—9.2%
Brazil—1.6%
Brazil NTN-F:
10.00%, 01/01/27	7,396	$1,615,040
10.00%, 01/01/29	7,960	1,759,399
		3,374,439
Dominican Republic—2.2%
Dominican Republic Bonds:
15.95%, 06/04/21 (#)	33,300	596,502
16.95%, 02/04/22 (#)	43,800	832,369
8.90%, 02/15/23 (#)	130,000	2,060,169
10.50%, 04/07/23 (#)	65,400	1,085,505
		4,574,545
Egypt—0.8%
Egypt Government Bonds, 14.40%, 09/10/29	27,500	1,713,573
Indonesia—0.7%
Indonesia Government Bonds, 8.375%, 09/15/26	20,166,000	1,517,567

The accompanying notes are an integral part of these financial statements.
6

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2020 (unaudited)

Description	Principal Amount (000) («)	Fair Value
Malaysia—3.3%
Malaysia Government Bonds, 3.62%, 11/30/21	29,340	$6,986,224
Russia—0.6%
Russia Government Bonds - OFZ, 7.95%, 10/07/26	72,920	1,164,870
Total Foreign Government Obligations (Cost $21,052,172)		19,331,218

Description	Shares	Fair Value
Short-Term Investments—5.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.11% (7 day yield) (Cost $11,269,638)	11,269,638	11,269,638
Total Investments—114.4% (Cost $203,861,415) (»)		$241,690,865
Liabilities in Excess of Cash and Other Assets—(14.4)%		(30,377,090)
Net Assets-100.0%		$211,313,775

The accompanying notes are an integral part of these financial statements.
7

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2020 (unaudited)

Forward Currency Contracts open at June 30, 2020:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
AUD	1,246,000	USD	856,500	BNP	07/20/20	$3,455	$—
AUD	3,393,608	USD	2,025,000	BNP	07/20/20	317,175	—
AUD	3,632,000	USD	2,496,637	BNP	07/20/20	10,070	—
BRL	4,416,841	USD	800,674	CIT	11/16/20	7,259	—
BRL	13,922,931	USD	2,342,823	CIT	11/16/20	203,976	—
BRL	5,825,304	USD	1,086,000	JPM	11/16/20	—	20,428
CLP	1,013,125,760	USD	1,226,693	BNP	08/13/20	7,577	—
CLP	1,057,848,000	USD	1,320,000	CIT	08/13/20	—	31,246
CLP	1,387,200,000	USD	1,700,000	CIT	08/13/20	—	10,003
CNY	9,398,225	USD	1,325,000	HSB	09/04/20	28	—
CNY	26,953,400	USD	3,800,000	HSB	09/04/20	81	—
CZK	98,433,684	USD	4,150,000	CIT	12/07/20	10,445	—
EGP	50,654,000	USD	3,100,000	CIT	08/11/20	12,474	—
HUF	1,570,088,825	USD	5,085,456	CIT	09/29/20	—	106,054
IDR	64,413,025,000	USD	4,197,656	JPM	08/13/20	203,319	—
INR	485,806,488	USD	6,669,501	CIT	08/05/20	—	260,107
KES	117,591,200	USD	1,063,212	SCB	07/24/20	36,273	—
KRW	2,716,541,700	USD	2,227,769	HSB	07/06/20	33,934	—
KRW	2,716,541,700	USD	2,266,240	HSB	10/05/20	321	—
KZT	581,798,000	USD	1,433,000	SCB	07/10/20	—	2,186
KZT	1,302,114,800	USD	3,342,999	SCB	07/10/20	—	140,711
MXN	130,204,582	USD	5,168,592	CIT	07/29/20	475,867	—
PEN	19,756,119	USD	5,790,696	CIT	10/30/20	—	226,321
PHP	55,415,440	USD	1,092,360	JPM	03/29/21	5,840	—
PLN	17,688,489	USD	4,458,540	JPM	08/31/20	13,292	—
RUB	113,866,500	USD	1,675,000	CIT	11/09/20	—	97,579
RUB	186,386,237	USD	2,736,146	CIT	11/09/20	—	154,091
RUB	78,261,000	USD	1,140,000	HSB	11/09/20	—	55,831
SGD	5,459,000	USD	3,862,591	SCB	07/16/20	54,713	—
SGD	3,463,143	USD	2,502,000	SCB	08/14/20	—	16,727
THB	33,251,760	USD	1,038,468	HSB	11/20/20	37,114	—
TRY	5,572,720	USD	820,000	CIT	09/28/20	—	27,065
TRY	2,416,000	USD	366,460	HSB	07/02/20	—	13,997
TRY	5,605,000	USD	850,168	HSB	07/02/20	—	32,472
USD	1,693,513	AUD	2,492,000	BNP	07/20/20	—	26,396
USD	4,936,469	AUD	7,264,000	BNP	07/20/20	—	76,944
USD	4,320,000	BRL	25,572,240	JPM	11/16/20	—	357,706
USD	1,839,753	EGP	30,102,957	CIT	08/11/20	—	9,947
USD	2,264,351	KRW	2,716,541,700	HSB	07/06/20	2,647	—
USD	1,035,000	KZT	401,010,750	SCB	07/10/20	48,795	—
USD	734,509	TRY	5,572,720	JPM	09/28/20	—	58,425
USD	377,428	TRY	2,416,000	SCB	07/02/20	24,965	—
USD	875,614	TRY	5,605,000	SCB	07/02/20	57,918	—
USD	1,266,823	ZAR	22,511,450	SCB	09/28/20	—	18,919

The accompanying notes are an integral part of these financial statements.
8

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2020 (unaudited)

Forward Currency Contracts open at June 30, 2020 (concluded):

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
UYU	36,580,200	USD	823,878	CIT	12/09/20	$9,213	$—
UYU	41,657,500	USD	950,000	CIT	12/09/20	—	1,276
UYU	150,314,000	USD	3,400,000	CIT	12/09/20	23,307	—
ZAR	22,511,450	USD	1,188,880	SCB	09/28/20	96,862	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,696,920	$1,744,431

Currency Abbreviations:

AUD	—	Australian Dollar	INR	—	Indian Rupee	RUB	—	Russian Ruble
BRL	—	Brazilian Real	KES	—	Kenyan Shilling	SGD	—	Singapore Dollar
CLP	—	Chilean Peso	KRW	—	South Korean Won	THB	—	Thai Baht
CNY	—	Chinese Renminbi	KZT	—	Kazakhstan Tenge	TRY	—	New Turkish Lira
CZK	—	Czech Koruna	MXN	—	Mexican New Peso	USD	—	United States Dollar
EGP	—	Egyptian Pound	PEN	—	Peruvian New Sol	UYU	—	Uruguayan Peso
HUF	—	Hungarian Forint	PHP	—	Philippine Peso	ZAR	—	South African Rand
IDR	—	Indonesian Rupiah	PLN	—	Polish Zloty

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.
9

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2020 (unaudited)

(*)	Non-income producing security.
(«)	Principal amount denominated in respective country’s currency.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2020 these securities amounted to 2.2% of net assets.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry† (as a percentage of net assets):
Aerospace & Defense	0.7%
Banks	3.2
Beverages	5.1
Building Products	0.7
Capital Markets	5.2
Chemicals	2.3
Communications Equipment	1.7
Electrical Equipment	3.5
Electronic Equipment, Instruments & Components	1.2
Entertainment	2.0
Food & Staples Retailing	1.9
Gas Utilities	1.3
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	1.7
Hotels, Restaurants & Leisure	3.4
Household Products	3.2
Industrial Conglomerates	0.8
Insurance	5.9
Interactive Media & Services	5.5
Internet & Direct Marketing Retail	1.0
IT Services	4.9
Leisure Products	2.2
Life Sciences Tools & Services	6.2
Machinery	1.5
Multiline Retail	2.8
Personal Products	3.9
Pharmaceuticals	6.2
Professional Services	4.9
Road & Rail	1.1
Semiconductors & Semiconductor Equipment	4.1
Software	7.9
Specialty Retail	1.2
Trading Companies & Distributors	0.7
Subtotal	99.9
Foreign Government Obligations	9.2
Short-Term Investments	5.3
Total Investments	114.4%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2020 (unaudited)

ASSETS
Investments in securities, at fair value (cost $203,861,415)	$241,690,865
Cash collateral due from broker on forward currency contracts	280,000
Foreign currency, at fair value (cost $529,350)	507,277
Receivables for:
Dividends and interest	879,897
Investments sold	812,203
Gross unrealized appreciation on forward currency contracts	1,696,920
Total assets	$245,867,162

LIABILITIES
Cash collateral due to broker on forward currency contracts	10,000
Payables for:
Management fees	214,256
Investments purchased	7,583
Line of credit outstanding	32,341,000
Gross unrealized depreciation on forward currency contracts	1,744,431
Accrued directors’ fees	1,116
Other accrued expenses and payables	235,001
Total liabilities	$34,553,387
Net assets	$211,313,775

NET ASSETS
Paid in capital (Note 2(f))	$183,463,185
Distributable earnings (Accumulated loss)	27,850,590
Net assets	$211,313,775

Shares of common stock outstanding*	13,009,661
Net asset value per share	$16.24
Market value per share	$14.09

*	$0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2020 (unaudited)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $123,030)	$1,930,303
Interest (net of foreign withholding taxes of $30,358)	1,241,828
Total investment income	3,172,131

Expenses:
Management fees (Note 3)	1,267,271
Professional services	189,982
Custodian fees	50,368
Stockholders’ reports	25,805
Stockholders’ services	20,382
Administration fees	19,089
Stockholders’ meeting	17,219
Directors fees and expenses	7,408
Other	34,610
Total expenses before interest expense	1,632,134
Interest expense	375,664
Total expenses	2,007,798
Net investment income (loss)	1,164,333

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	235,865
Foreign currency transactions	(206,099)
Forward currency contracts	(1,566,151)
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(1,536,385)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,071,292)
Foreign currency translations	(53,619)
Forward currency contracts	(1,160,635)
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(17,285,546)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	(18,821,931)
Net increase (decrease) in net assets resulting from operations	$(17,657,598)

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$1,164,333	$1,801,172
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(1,536,385)	58,894
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(17,285,546)	40,479,128
Net increase (decrease) in net assets resulting from operations	(17,657,598)	42,339,194

Distributions to Stockholders (Note 2(f)):
Net investment income and net realized gains	(8,310,051)	(2,335,077)
Return of capital	—	(8,201,474)
Net decrease in net assets resulting from distributions	(8,310,051)	(10,536,551)

Capital Stock Transactions:
Net assets of shares issued in connection with Merger (Note 13)	—	59,278,874
Net increase in net assets from capital stock transactions	—	59,278,874
Total increase (decrease) in net assets	(25,967,649)	91,081,517
Net assets at beginning of period	237,281,424	146,199,907
Net assets at end of period	$211,313,775	$237,281,424

Transactions in Capital Shares:
Common shares outstanding at beginning of period	13,009,661	9,605,237
Shares issued in connection with Merger (Note 13)	—	3,404,424
Net increase (decrease)	—	3,404,424
Common shares outstanding at end of period	13,009,661	13,009,661

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2020 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(17,657,598)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities (Increase) Decrease in dividends and interest receivable	(150,949)
Increase (Decrease) in due to custodian	(308,372)
Accretion of bond discount and amortization of bond premium, net	(413,686)
Increase (Decrease) in other accrued expenses and payables	4,556
Net realized (gain) loss on investments, foreign currency transactions and forward currency contracts	1,536,385
Net change in unrealized (appreciation) depreciation on investments, foreign currency translations and forward currency contracts	17,285,546
Net settlement of foreign currency contracts	(1,566,151)
Purchases of long-term investments	(28,713,031)
Proceeds from disposition of long-term investments	46,797,837
Purchases of short-term investments, net	(10,185,898)
Net cash provided by (used in) operating activities	6,628,639

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(8,310,051)
Gross drawdowns in line of credit balance	2,355,000
Net cash provided by (used in) financing activities	(5,955,051)

Effect of exchange rate changes on cash	(259,718)
Net increase (decrease) in cash and foreign currency	413,870

Cash, restricted cash and foreign currency:*
Beginning balance	363,407
Ending balance	$777,277

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$(294,047)

*	Includes cash collateral due from broker on forward currency contracts of $280,000 and $0, cash collateral due to broker of $10,000 and $0 and foreign currency of $507,277 and $363,407 as of June 30, 2020 and December 31, 2019, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months Ended	Year Ended
	6/30/20†	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$18.24	$15.22	$19.81	$15.72	$15.26	$17.82
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.41	0.25	0.21	0.40 ^	0.39
Net realized and unrealized gain (loss)	(1.45)	3.68	(2.13)	4.86	1.01	(1.84)
Total from investment operations	(1.36)	4.09	(1.88)	5.07	1.41	(1.45)
Less distributions from (Note 2(f)):
Net investment income	(0.64)	(0.24)	(0.26)	(0.98)	(0.77)	—
Net realized gains	—	—	(1.32)	—	—	—
Return of capital	—	(0.83)	(1.13)	—	(0.18)	(1.11)
Total distributions	(0.64)	(1.07)	(2.71)	(0.98)	(0.95)	(1.11)
Net asset value, end of period	$16.24	$18.24	$15.22	$19.81	$15.72	$15.26
Market value, end of period	$14.09	$16.55	$13.62	$18.00	$13.74	$13.08

Total Return based upon (a):
Net asset value	–7.29%	27.44%	–9.80%	33.07%	9.75%^	–8.58%
Market value	–10.86%	30.09%	–9.81%	39.20%	13.02%	–10.78%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$211,314	$237,281	$146,200	$190,304	$150,958	$146,592
Ratios to average net assets (b):
Net expenses	1.90%	2.05%*	1.82%	1.72%	1.72%^	1.46%
Total expenses	1.90%	2.05%*	1.82%	1.72%	1.73%	1.46%
Net investment income (loss)	1.10%	1.06%	1.32%	1.15%	2.69%^	2.30%
Portfolio turnover rate	12%	29%**	35%	42%	103%	16%
Asset coverage per $1,000 of loan outstanding (c)	$7,534	$8,913	$6,834	$9,323	$7,162	$11,180
Bank borrowing outstanding (in thousands)	$32,341	$29,986	$25,058	$22,865	$24,500	$14,400
†	Unaudited.
^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.07% impact on the total return of the Fund. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Fund.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights (concluded)

Selected data for a share of common stock outstanding throughout each period cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.
(b)	Annualized for a periods of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.
*	Includes reorganization costs associated with the Fund’s reorganization. Without these costs, net expenses and total expenses would have been 2.00% and 2.00%, respectively. Refer to Note 13 in the Notes to Financial Statements.
**	Portfolio turnover rate excludes from purchases the cost of long-term investments transferred in-kind from the reorganization. There was no impact to the portfolio turnover rate. Refer to Note 13 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

June 30, 2020 (unaudited)

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of the Fund is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts (“ADRs”) or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leverage—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

At December 31, 2019, the Fund had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Short-Term	Long-Term
$7,376,693	$8,603,948

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$203,861,415	$46,422,484	$8,640,545	$37,781,939

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, currency straddles, adjustments in relation to the Reorganization (as defined below), return of capital distributions and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a Level Distribution Policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s Level Distribution Policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the US Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the year, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (each a “Lazard Fund” and collectively, the “Lazard

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2020, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.20%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (collectively “Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy generally consisting of approximately 60 to 80 US and non-US equity securities, including ADRs, generally of companies with market capitalizations greater than $2 billion, and may include investments in emerging markets. “Currency Investments” are investments in emerging market currencies (primarily by

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

entry into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, and also may include debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed- end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration and Custody Agreements

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2020, the aggregate compensation for Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) for the Lazard Fund Complex is comprised of: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, and (3) an additional annual fee of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the active Portfolios in the Lazard Fund Complex at a rate of

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

$5,000 per active portfolio with the remainder allocated based upon each active portfolio’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2020 were $28,720,614 and $38,017,907, respectively.

For the period ended June 30, 2020, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $50 million Line of Credit Agreement (the “Credit Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $50 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings is payable at the higher of the Federal Funds rate or the reserve adjusted London Interbank Offered Rate (“LIBOR”) rate plus 0.95%, on an annualized basis. Under the Credit Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 25% of the committed line amount), payable quarterly in arrears. During the period ended June 30, 2020, the Fund had borrowings under the Credit Agreement as follows.

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$30,830,505	$32,341,000	1.61%

*	For the 182 days borrowings were outstanding.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Federal Funds rate and the LIBOR rate. The line of credit outstanding balance as of June 30, 2020 is categorized as Level 2.

8. Investment Risks

(a) Non-US Securities Risk—The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities may carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Fund’s foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Fund’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices. During periods of reduced market liquidity, the Fund may not be able to readily sell debt securities at prices at or near their perceived value. Economic and other developments can adversely affect debt securities markets.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Fund are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(e) Forward Currency Contracts Risk—Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(f) Cybersecurity Risk—The Portfolio and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with the Portfolio’s ability to calculate its NAV; impediments to trading for the Portfolio’s portfolio managers; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

issuers of securities in which the Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(g) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated. Certain countries may limit the ability to convert depositary receipts into the underlying non-US securities and vice versa, which may cause the securities of the non-US company to trade at a discount or premium to the market price of the related depositary receipt. The Portfolio may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

(h) Preferred Securities Risk—There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

(i) Market Risk—The Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Portfolio and its investments.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of June 30, 2020:

	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical Assets	Observable	Unobservable
	and Liabilities	Inputs	Inputs	Balance as of
Description	(Level 1)	(Level 2)	(Level 3)	June 30, 2020
Assets:
Common Stocks*
Canada	$9,008,665	$—	$—	$9,008,665
China	2,145,137	5,350,676	—	7,495,813
Denmark	—	2,105,415	—	2,105,415
Germany	—	7,453,935	—	7,453,935
Hong Kong	—	10,459,597	—	10,459,597
Israel	—	1,896,560	—	1,896,560
Japan	—	9,266,412	—	9,266,412
Netherlands	2,329,837	6,221,948	—	8,551,785
South Africa	—	872,847	—	872,847
South Korea	—	2,717,502	—	2,717,502
Sweden	—	7,260,340	—	7,260,340
Switzerland	—	6,721,505	—	6,721,505
Taiwan	2,991,495	—	—	2,991,495
United Kingdom	2,199,709	23,160,975	—	25,360,684
United States	108,927,454	—	—	108,927,454
Foreign Government Obligations*	—	19,331,218	—	19,331,218
Short-Term Investments	11,269,638	—	—	11,269,638
Other Financial Instruments†
Forward Currency Contracts	—	1,696,920	—	1,696,920
Total	$138,871,935	$104,515,850	$—	$243,387,785
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,744,431)	$—	$(1,744,431)
*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the period ended June 30, 2020, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$82,100,000
Average amounts sold	$24,700,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2020:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,696,920

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$1,744,431

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(1,566,151)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(1,160,635)

As of June 30, 2020, the Fund held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

The required information for the Fund is presented in the below table, as of June 30, 2020:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts	in the Statement of	in the Statement of
Description	of Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$1,696,920	$ —	$1,696,920

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received (a)	Derivative Assets
BNP Paribas SA	$338,277	$(103,340)	$(10,000)	$224,937
Citibank NA	742,541	(742,541)	—	—
HSBC Bank USA NA	74,125	(74,125)	—	—
JPMorgan Chase Bank NA	222,451	(222,451)	—	—
Standard Chartered Bank	319,526	(178,543)	—	140,983
Total	$1,696,920	$(1,321,000)	$(10,000)	$365,920

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts	in the Statement of	in the Statement of
Description	of Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$1,744,431	$ —	$1,744,431

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged (a)	Derivative Liabilities
BNP Paribas SA	$103,340	$(103,340)	$—	$—
Citibank NA	923,689	(742,541)	—	181,148
HSBC Bank USA NA	102,300	(74,125)	—	28,175
JPMorgan Chase Bank NA	436,559	(222,451)	(214,108)	—
Standard Chartered Bank	178,543	(178,543)	—	—
Total	$1,744,431	$(1,321,000)	$(214,108)	$209,323

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2020 (unaudited)

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

13. Reorganization

At a meeting held on January 31,2019, the Board approved merging Lazard World Dividend & Income Fund, Inc. (“LOR”) with and into the Fund pursuant to an Agreement and Plan of Merger (the “Reorganization”). The Reorganization was approved by the stockholders of both the Fund and LOR and was consummated as of the close of business on December 3, 2019.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), accumulated net investment income/(loss) and accumulated net realized gains/(losses), immediately before and immediately after the consummation of the Reorganization.

	Before Reorganization		After Reorganization
	World Dividend &	Global Total Return	Global Total Return
	Income Fund, Inc.	and Income Fund, Inc.	and Income Fund, Inc.
Net Assets	$59,278,874	$167,934,875	$227,213,749
Shares Outstanding	5,504,147	9,605,237	13,009,661
Net unrealized appreciation	971,018	43,951,901	44,922,919
Accumulated Net Investment Income/(Loss)	(1,070,650)	(7,982,265)	(7,982,265)
Accumulated net realized loss	(429,330)	(224,374)	(224,374)

Assuming the acquisition of LOR had been consummated on January 1, 2019, the beginning of the annual reporting period, LGI’s pro forma results of operations for the year ended December 31, 2019 would have been as follows:

Net investment income $ 3,555,572

Net loss on investments $ (1,319,592)

Net increase in net assets resulting from operations $ 2,235,980

Because the combined fund has been managed as a single integrated fund since the Reorganization was consummated, it is not practicable to separate the amounts of revenue and earnings of LOR that have been included in LGI’s Statement of Operations since December 3, 2019.

For financial reporting purposes, assets received—$43,802,837 of which was in the form of cash and $15,476,037 of which was in the form of securities—and shares

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statement (concluded)

June 30, 2020 (unaudited)

issued by LGI, were recorded at fair value; however, the cost basis of the investments received from LOR, in the amount of $14,505,019 was carried forward to align ongoing reporting of LGI’s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes. LGI acquired capital loss carryovers of $15,701,763 from LOR in the Reorganization, of which $7,152,990 are short-term and $8,548,773 are long-term. These capital loss carryovers are not subject to expiration, but they may be subject to future annual limitations on use.

14. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

15. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no other subsequent events that required adjustment or disclosure.

Lazard Global Total Return and Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 24, 2020, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	three Class III Directors, each to serve for a three-year term expiring at the 2023 Annual Meeting and until his successor is duly elected and qualified.

Director	For	Withhold Authority
Franci J. Blassberg	11,261,952	713,632
Richard Reiss, Jr.	11,229,257	746,327
Ashish Bhutani	11,220,954	754,631

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files its complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Considerations of Management Agreement

At meetings of the Board held on June 2, 2020 and June 16, 2020, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meetings, including, at the June 16, 2020 meeting, additional information requested by the Independent Directors at the June 2, 2020 meeting.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 35 active funds comprised approximately $22 billion ($269 million (leveraged) of which was in the Fund) of the approximately $193 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2020).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its stockholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio manage-

ment, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience and its marketing and stockholder servicing activities on behalf of the Fund. The Board accepted the assertion of representatives of the Investment Manager that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $269 million (leveraged) Fund not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, the Fund’s contractual advisory fee (i.e., without giving effect to any fee waivers1) and net expense ratio (i.e., after giving effect to any expense limitation agreed to by the Investment Manager1), each on both an unleveraged (“common assets”) and leveraged (“managed assets”) basis2 to those of:

•	a group of leveraged closed-end funds not advised by the Investment Manager selected by Strategic Insight as comparable, for expense comparison purposes, to the Fund in terms of relevant criteria as appropriate (the “Expense Peer Group”3); and

•	the closed-end funds within the broad category of funds to which the Fund has been assigned by Morningstar, Inc., an independent third party service that ranks and rates funds (“Morningstar”), with certain exclusions as specified by Strategic Insight (the “Expense Category”).

Representatives of the Investment Manager discussed the results of the Strategic Insight advisory fee and net expense ratio comparisons with the Board, which showed that, on both a managed assets basis and a common assets basis, the advisory fee and net

[1]	There is currently no fee waiver or expense limitation in place for the Fund.

[2]	Since all Fund stockholders hold the same class of stock of the leveraged portfolio (the “managed assets”), only the managed assets comparisons are relevant to the expenses borne by Fund stockholders.

[3]	The Strategic Insight materials outlined the process for constructing the Expense Peer Group, as well the Expense Category, Performance Peer Group and Performance Category (all as defined herein). Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodologies used by Strategic Insight in constructing the Expense Peer Group, Expense Category, Performance Peer Group and Performance Category, including how the methodologies could affect the results of the comparisons. The Board noted assertions by representatives of the Investment Manager regarding the lack of comparability of funds within the Expense Peer Group, Expense Category, Performance Peer Group and Performance Category due to what the Investment Manager believes is a unique strategy employed by the Fund of achieving leverage through currency investments.

expense ratio of the Fund (both with and without including investment-related expenses) were all below those of the medians of the Expense Peer Group funds.

Other Accounts Advisory Fee Comparisons. Representatives of the Investment Manager advised the Board that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Strategic Insight Performance Comparisons. The Board reviewed information prepared by Strategic Insight including, among other information, the Fund’s net asset value performance for the one-, three-, five- and ten-year periods ended March 31, 2020 compared to performance for the same time periods of:

•	a group of closed-end funds not advised by the Investment Manager selected by Strategic Insight as comparable, for performance comparison purposes, to the Fund in terms of relevant criteria as appropriate (the “Performance Peer Group”);

•	the closed-end funds within the broad category of funds to which the Fund has been assigned by Morningstar (the “Performance Category”); and

•	the Fund’s benchmark index.

When evaluating the performance of the Fund, the Board considered Strategic Insight’s performance analysis, as well as additional perspectives in discussions with representatives of the Investment Manager. The Board also had received, and would continue to receive, regular updates and/or additional information from the Investment Manager with regard to any relative underperformance or if the Fund were otherwise not performing in accordance with expectations.

Fee Calculation4

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees,

[4]	Capitalized but undefined terms in this section have the meanings ascribed in note 3 to the financial statements.

(2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

The Board also considered the disclosure included in the Fund’s annual and semiannual reports (e.g., note 3 in the notes to the financial statements in this report) regarding the Fund’s methodology of calculating the Investment Manager’s fee, stating that this methodology is different from the way closed-end investment companies typically calculate management fees and explaining the risk of potential conflicts associated with the management fee calculation methodology. In addition, the Board also considered that, to evaluate possible conflicts of interest that may arise from the fee calculation methodology, the Investment Manager had adopted procedures that included certain provisions agreed with the Board, including quarterly reporting and certification to the Board. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability

The Board reviewed information prepared by the Investment Manager concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates for the calendar year ended December 31, 2019 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant benefits from the Investment Manager acting as investment manager to the Fund other than the benefit of soft dollar commissions received in connection with the management of the Fund.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. The Board (1) considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for the Fund.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $193 billion global asset management business.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	The Board, after considering the information provided and the totality of the relevant circumstances for the Fund, concluded that the investment performance of the Fund was acceptable.

•	Since the Fund is a closed-end fund without daily inflows and outflows of capital, it was generally believed that there were not significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets. Although the Fund had acquired significant assets from the merger on December 3, 2019 of another closed-end fund managed by the Investment Manager into the Fund, not enough time had elapsed with the Fund at its current asset level to determine the emergence of material economies of scale as a result of the merger and the addition of assets to the Fund and that the existence of material economies of scale would be considered no later than the next consideration of the annual renewal of the Management Agreement.

In evaluating the Management Agreement, the Board relied on the information described above, in addition to information provided by the Investment Manager throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Fund in comparison to a benchmark performance index over various time periods; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

NOTES

NOTES

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP
Eleven Times Square
New York, New York 10036-8299
http://www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent stockholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSRS is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSRS is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date August 26, 2020

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date August 26, 2020